As filed with the Securities and Exchange Commission on March 7, 2005

SCHEDULE 14A
RULE 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]	Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-12

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD MICHIGAN INSURED FUND, INC.
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD PENNSYLVANIA INSURED FUND
THE S&P 500® PROTECTED EQUITY FUND, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD MICHIGAN INSURED FUND, INC.
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD PENNSYLVANIA INSURED FUND
THE S&P 500® PROTECTED EQUITY FUND, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON APRIL 28, 2005

TO THE SHAREHOLDERS OF
MUNIYIELD FLORIDA INSURED FUND MUNIYIELD MICHIGAN INSURED FUND, INC. MUNIYIELD NEW JERSEY INSURED FUND, INC. MUNIYIELD PENNSYLVANIA INSURED FUND THE S&P 500 PROTECTED EQUITY FUND, INC.:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, April 28, 2005 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)

For all Funds: To elect a Board of Directors (which term as used herein refers to both Directors and Trustees, as applicable) of each Fund to serve for the ensuing year and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal;

(2)

For MuniYield Florida Insured Fund, MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund: To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investment in other investment companies;

(3)	For MuniYield Pennsylvania Insured Fund: To consider and act upon a proposal to remove a fundamental investment policy of the Fund that limits its ability to invest in certain types of securities; and

(4)	For all Funds: To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on February 28, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniYield Florida Insured Fund MuniYield Michigan Insured Fund, Inc. MuniYield New Jersey Insured Fund, Inc. MuniYield Pennsylvania Insured Fund The S&P 500® Protected Equity Fund, Inc.

Plainsboro, New Jersey
Dated: March 20, 2005

SUBJECT TO COMPLETION
PRELIMINARY COMBINED PROXY STATEMENT DATED MARCH 7, 2005

COMBINED PROXY STATEMENT

MUNIYIELD FLORIDA INSURED FUND
MUNIYIELD MICHIGAN INSURED FUND, INC.
MUNIYIELD NEW JERSEY INSURED FUND, INC.
MUNIYIELD PENNSYLVANIA INSURED FUND
THE S&P 500® PROTECTED EQUITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF STOCKHOLDERS

April 28, 2005

TABLE OF CONTENTS (continued)

Other Matters	14
Independent Registered Public Accounting Firms’ Fees	14
Other	17
Address of Investment Adviser	17
Annual Report Delivery	17
Stockholder Proposals	18
Exhibit A – Information Pertaining to Each Fund	A-1
Exhibit B – Information Pertaining to the Director Nominees	B-1
Exhibit C – Information Pertaining to the Officers	C-1
Exhibit D – Charter of the Nominating Committee	D-1

        The Funds will be referred to throughout this Combined Proxy Statement as listed below.

Fund	Term used in this Combined Proxy Statement
MuniYield Florida Insured Fund	MY FL
MuniYield Michigan Insured Fund, Inc.	MY MI
MuniYield New Jersey Insured Fund, Inc.	MY NJ
MuniYield Pennsylvania Insured Fund	MY PA
The S&P 500® Protected Equity Fund, Inc.	S&P 500

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors or the Board of Trustees, as applicable, of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2005 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, April 28, 2005, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 20, 2005.

        MY MI, MY NJ and S&P 500 are organized as Maryland corporations, and MY FL and MY PA are organized as Massachusetts business trusts. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to herein as “Shares” or “Shares of Common Stock,” shares of auction market preferred stock and auction market preferred shares of beneficial interest are referred to as “AMPS,” the holders of the outstanding Shares and AMPS are referred to as “stockholders,” for the Maryland corporations, the Articles of Incorporation and Articles Supplementary, and for the Massachusetts business trusts, the Declaration of Trust and Certificate of Designation, are referred to separately or together as the “Charter,” the Board of Directors or Board of Trustees of each Fund is referred to as the “Board” or “Board of Directors,” and the Directors or Trustees of each Fund are referred to as “Directors.”

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

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1.	“FOR” the election of the Director nominees of each Fund;

2.	“FOR” approval of the proposed amendment to the fundamental investment restriction of MY FL, MY MI, MY NJ and MY PA; and

3.	“FOR” approval of the proposal to remove a fundamental investment policy of MY PA.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on February 28, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and AMPS, if applicable, indicated in Exhibit A. Except as set forth in Exhibit A to this Combined Proxy Statement, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or five percent or more of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Shares and AMPS, if applicable, of each Fund.

        The Board of Directors of each Fund knows of no business other than mentioned in Items 1 through 3, as applicable, of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The stockholders solicited and entitled to vote on Items 1, 2 and 3 are outlined in the following chart:

Fund	Item 1. Election of Directors	Item 2. Approval of Amendment to Fundamental Investment Restriction	Item 3. Approval of Removal of Fundamental Investment Policy
MY FL*	Yes**	Yes	No
MY MI*	Yes**	Yes	No
MY NJ*	Yes**	Yes	No
MY PA*	Yes**	Yes	Yes
S&P 500	Yes	No	No

*	With respect to each Item applicable to a Fund, the holder of Shares of Common Stock and AMPS are entitled to vote on the Item. See “Additional Information—Quorum and Vote Required.”
**	Only the holders of AMPS are entitled to vote on the election of the two AMPS Director Nominees. The holders of Shares of Common Stock and AMPS are entitled to vote on the election of the other Director Nominees. See “Item 1. Election of Directors” and “Additional Information—Quorum and Vote Required.”

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings of all the Funds, the Directors will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss (collectively, the “Director Nominees”).

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For MY FL, MY MI, MY NJ and MY PA:

(1)

All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) Director Nominees listed in the chart below to be elected by the holders of AMPS; and

(2)

All properly executed proxies of the holders of Shares and AMPS, voting together as a single class, will be voted “FOR” the four (4) Director Nominees listed in the chart below to be elected by the holders of Shares and AMPS:

Fund	AMPS Director Nominees	Other Director Nominees

MY FL	Laurie Simon Hodrick,	Donald W. Burton, Robert C. Doll, Jr.,
	Fred G. Weiss	John F. O’Brien, David H. Walsh

MY MI	Laurie Simon Hodrick,	Donald W. Burton, Robert C. Doll, Jr.,
	Fred G. Weiss	John F. O’Brien, David H. Walsh

MY NJ	Laurie Simon Hodrick,	Donald W. Burton, Robert C. Doll, Jr.,
	Fred G. Weiss	John F. O’Brien, David H. Walsh

MY PA	Laurie Simon Hodrick,	Donald W. Burton, Robert C. Doll, Jr.,
	Fred G. Weiss	John F. O’Brien, David H. Walsh

For S&P 500:

        All properly executed proxies will be voted “FOR” the six (6) Director Nominees listed below to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

Nominees to be Elected by Holders of Shares of S&P 500
Donald W. Burton	John F. O’Brien
Robert C. Doll, Jr.	David H. Walsh
Laurie Simon Hodrick	Fred G. Weiss

        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

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Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.†† (50)	President and Director*	President and Director of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), since 2001; Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	114 registered investment companies consisting of 150 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in each Fund’s by-laws, charter or by statute.
**	The complex of funds advised by FAM and MLIM.

        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) or NASDAQ, as applicable to each Fund (“non-interested Directors”) is set forth below. Each non-interested Director Nominee is a member of each Fund’s Audit Committee and Nominating Committee.

Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (61)	Director	Director of each Fund since the year listed in Exhibit B.	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 42 portfolios	ITC DeltaCom, Inc. (telecommuni-cations); Knology, Inc. (telecommuni-cations); Symbion, Inc. (health care)

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Name, Address* and Age	Position(s) Held with Each Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
Laurie Simon Hodrick (42)	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998.	23 registered investment companies consisting of 42 portfolios	None

John F. O’Brien (61)	Director	Director of each Fund since the year listed in Exhibit B.	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 1990, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; and Director of various other Allmerica Financial companies until 2002; currently Director and member of the Governance/Nominating and Compensation Committee of ABIOMED, Director and member of the Audit Committee and the Governance and Nomination Committee of Cabot Corporation, Director and member of the Audit Committee and Compensation Committee of LKQ Corporation, and Lead Director of TJX Companies, Inc.; Corporator of the Worcester Art Museum since 1990; Trustee of the Woods Hole Oceanographic Institute since 2003.	11 registered investment companies consisting of 24 portfolios	ABIOMED (medical device manufacturer); Cabot Corporation (manufacturing); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

David H. Walsh (63)	Director	Director of each Fund since the year listed in Exhibit B.	Consultant with Putnam Investments from 1993 to 2003 and employed in various capacities therewith from 1973 to 1992; Director, The National Audubon Society since 1980; Director, The American Museum of Fly Fishing since 1998.	23 registered investment companies consisting of 42 portfolios	None

Fred G. Weiss** (63)	Director	Director of each Fund since the year listed in Exhibit B.	Managing Director of FGW Associates since 1997; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of BTG International PLC (a global technology commercialization company) since 2001; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000.	23 registered investment companies consisting of 42 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chairman of the Audit Committee of each Fund.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds’ respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

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Committees and Board Meetings

        The Board of each Fund maintains a standing Audit Committee and a standing Nominating Committee, each of which consists of all of the non-interested Directors. Currently, Ms. Hodrick and Messrs. Burton, O’Brien, Walsh and Weiss are members of each Fund’s Audit Committee and Nominating Committee.

       Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for the Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties.

        Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”),independent registered public accounting firm for all the Funds, except MY MI, which received such written disclosures from its independent registered public accounting firm, Ernst & Young LLP (“E&Y”). Each Audit Committee has discussed with D&T and E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the Fund’s independent registered public accounting firm, each Audit

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Committee recommended to the Directors that the Fund’s audited financial statements for the 2004 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

       Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. Each Fund adopted a Charter of the Nominating Committee on January 21, 2004, a copy of which is attached hereto as Exhibit D. The nomination of Mr. O’Brien was recommended to the Nominating Committee by a non-interested Director.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to the listing standards of the NYSE; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Director or Directors at P.O. Box 9095, Princeton, New Jersey 08543-9095. Such communications must be signed by the stockholder and identify the Fund, class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2004 Annual Meetings of Stockholders.

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Committee and Board of Directors Meetings

        During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and in the case of MY FL, MY MI, MY NJ and MY PA also with the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his positions with FAM and its affiliates. On February 3, 2005, Mr. Doll was elected by each Fund’s Board as a Director of each Fund. Effective January 1, 2005, Mr. Doll was elected as President of each Fund by the Fund’s Board.

Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund (except S&P 500) pays each non-interested Director an annual retainer of $3,000 and S&P 500 pays each non-interested Director an annual retainer of $3,500 for his or her services to MLIM/FAM-advised funds, including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $86,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. The Chairman of the Audit Committee receives an additional annual retainer in the amount of $29,500, which is paid annually and allocated to each MLIM/FAM-advised fund for which he provides services based on the relative net assets of the fund.

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        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during each Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director is set forth in Exhibit B to this Combined Proxy Statement.

Officers of Each Fund

        Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

        Set forth in Exhibit B to the Combined Proxy Statement is the following information for each Director Nominee: (i) the number of Shares of Common Stock and AMPS, if applicable, of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all registered funds overseen by the Director Nominee in the Merrill Lynch family of funds.

        As of the Record Date, no non-interested Director Nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, a Director and officer of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the election of the Director Nominees with respect to each Fund.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” the election of the Director Nominees.

ITEM 2. APPROVAL OF CHANGE TO
FUNDAMENTAL INVESTMENT RESTRICTION

        The Boards of MY FL, MY MI, MY NJ and MY PA have approved, and recommend that stockholders of those Funds approve the amendment to the investment restriction of the Fund prohibiting investment in other investment companies, except under certain circumstances. The investment restriction is a fundamental policy of these Funds and may not be changed without stockholder approval.

        The investment restriction as proposed to be amended is set forth below. The language to be added appears in bold face type.

       The Fund may not:

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Adviser or its affiliates (as defined in the Investment Company Act) to the extent

9

permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

        Each of MY FL, MY MI, MY NJ and MY PA has adopted a fundamental investment restriction that provides that the Fund may not invest in other investment companies except under certain specified circumstances. You are being asked to approve changes to that fundamental investment restriction that would allow these Funds to invest in other investment companies by purchasing shares of tax-exempt money market funds advised by the Fund’s Investment Adviser and its affiliates as permitted by an exemptive order issued to each of the Funds by the SEC (the “SEC Order”). This change will make it possible for each Fund, in the future, to invest uninvested cash balances in the shares of affiliated tax-exempt money market funds. Uninvested cash might arise from a variety of sources including dividend or interest payments, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments or liquidation of portfolio securities. Any such investment will be on the same terms and on the same basis as other stockholders in such tax-exempt money market funds, except that shares of tax-exempt money market funds sold to and redeemed by a Fund will not be subject to a sales load, redemption fee, distribution fee under a Rule 12b-1 plan or a service fee, and if the shares are subject to any such fee, the Investment Adviser will waive its advisory fee in an amount necessary to offset the amount of any such fees incurred. Also, if such investment would be subject to an investment advisory fee, the Fund’s Investment Adviser has agreed to waive a portion of its advisory fee in an amount to offset the amount of fees incurred by the Fund. The SEC Order permits a Fund to invest up to 25% of its total assets in an affiliated tax-exempt money market fund. If the proposed amendment is adopted, each Fund will interpret the amended restriction in light of the existing SEC Order or as it may be amended in the future.

        The Board of each of MY FL, MY MI, MY NJ and MY PA believes that investment in affiliated tax-exempt money market funds would provide each Fund with an efficient and cost-effective means of investing uninvested cash balances.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of the change to the fundamental investment restriction with respect to each Fund.

        The Board of Directors of each of MY FL, MY MI, MY NJ and MY PA recommends that the stockholders of that Fund vote FOR the proposal to amend the Fund’s fundamental investment restriction regarding investing in investment companies.

ITEM 3. PROPOSAL TO DELETE A FUNDAMENTAL
INVESTMENT POLICY OF MY PA

        In addition to investment restrictions, each Fund operates pursuant to investment objectives and policies that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. At the time that MY PA was organized, the tax and state securities laws of the Commonwealth of Pennsylvania required that the Fund adopt the following investment policy and further required that it be a “fundamental” policy, i.e. one that cannot be changed without a vote of stockholders. That policy appears below:

10

In order to pass through to investors income from the Fund exempt from Pennsylvania personal income tax, as a fundamental policy the Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary portfolio investments except to: (i) eliminate unsafe investment or investments not consistent with the preservation of capital or the tax status of the investments of the Fund; (ii) honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; or (iv) defray normal administrative expenses.

        Under current law in the Commonwealth of Pennsylvania, such a policy is no longer required. The Fund’s Board has considered this policy, including whether or not it is in the best interests of the Fund and its stockholders to keep the policy in place. In consultation with counsel and Fund management, the Board has determined that it is in the best interests of the Fund and its stockholders to delete the policy. The removal of the policy will provide Fund management with greater flexibility in the management of the portfolio while still adhering to the Fund’s fundamental investment objective of providing stockholders with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the approval of this Item.

        The Board of MY PA recommends that the stockholders of the Fund vote FOR the proposal to delete the Fund’s fundamental investment policy described above.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares of Common Stock and AMPS of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $750 for each Fund.

Quorum and Vote Required

        For MY FL and MY PA, a quorum consists of a majority of the Shares of Common Stock and AMPS entitled to vote at the Meetings, present in person or by proxy.

        For the Funds listed below, a quorum consists of holders of one-third of the shares (Shares of Common Stock only or Shares of Common Stock and AMPS, as applicable) entitled to vote at the Meetings, present in person or by proxy:

        MY MI (Shares of Common Stock and AMPS)

        MY NJ (Shares of Common Stock and AMPS)

        S&P 500 (Shares of Common Stock only)

11

        For Funds with Shares of Common Stock and AMPS, the quorum requirements must be met for holders of Shares of Common Stock and AMPS, each considered separately as a class.

        Assuming a quorum is present, approval of Item 1 will require the affirmative vote of stockholders holding at least the percentage of Shares of Common Stock and AMPS indicated in the chart below. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. The vote required for approval of Item 2 and Item 3 is the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares of the applicable Fund are represented or (ii) more than 50% of the outstanding shares of the applicable Fund (an “Investment Company Act Majority”). The Investment Company Act Majority must be obtained by the Shares of Common Stock and AMPS, voting together as a single class, and by the AMPS, voting separately as a class.

Item 1

Fund	Election of AMPS Directors	Election of Other Directors

MY FL	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares of Common Stock and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

MY MI	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY NJ	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock and AMPS, voting together as a single class

MY PA	Affirmative vote of the holders of a majority of the AMPS present in person or by proxy at the Meeting and entitled to vote, voting as a separate class	Affirmative vote of the holders of a majority of the Shares of Common Stock and AMPS present in person or by proxy at the Meeting and entitled to vote, voting together as a single class

S&P 500	N/A	Affirmative vote of a plurality of votes cast by the holders of Shares of Common Stock present in person or by proxy at the Meeting and entitled to vote

        If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the Shares of Common Stock and AMPS, if applicable, of the Fund present in person or by proxy and entitled to

12

vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

        All Shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the Shares of Common Stock and AMPS will be voted:

1.	“FOR” the Director Nominees;

2.	“FOR” the approval of an amendment to a fundamental investment restriction for MY FL, MY MI, MY NJ and MY PA; and

3.	“FOR” the approval of the proposal to remove a fundamental investment policy of MY PA.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. With respect to the Shares of Common Stock of the Funds, broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to the amendment to the fundamental investment restriction (Item 2), or the proposal to remove the fundamental investment policy (Item 3). Shares of AMPS of any Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of non-routine matters such as Item 2 or Item 3, as applicable, and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on the Item, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against the Item and (iii) with respect to each Fund, holders of that Fund’s Common Stock have voted to approve the Item. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on the Item in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on the Item. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, (a) with respect to the election of Directors (Item 1) it will do so with respect to Shares of Common Stock and AMPS in the same proportion as the votes received from beneficial owners of those Shares of Common Stock and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name and (b) with respect to the amendment to the fundamental investment restriction (Item 2) or the proposal to remove a fundamental investment policy of MY PA (Item 3), it will do so with respect to the AMPS only, in the same proportion as the votes received from beneficial owners of

13

AMPS for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund, except for MY FL and MY PA; in the case of MY FL and MY PA, abstentions and broker non-votes will have the same effect as a vote against Item 1. For all Funds, abstentions and broker non-votes will have the same effect as a vote against Items 2 and 3.

Other Matters

         Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the Shares of Common Stock and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filing or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

14

Fees for audit and non-audit services provided directly to the Fund:

		Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees
Fund	Independent Registered Public Accounting Firm	2004	2003	2004*	2003*	2004**	2003**	2004	2003
MY FL	D&T	24,000	24,000	3,000	5,600	5,610	4,800	0	0
MY MI	E&Y	31,500	30,550	3,000	3,000	5,200	5,000	0	0
MY NJ	D&T	24,000	24,000	3,000	5,600	5,610	4,800	0	0
MY PA	D&T	25,000	25,000	3,000	5,600	5,610	4,800	0	0
S&P 500	D&T	25,400	26,000	0	0	5,800	5,400	0	0

*	Primarily related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.

15

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

		Audit-Related Fees ($)				Tax Fees ($)				All Other Fees ($)
Fund	Independent Registered Public Accounting Firm	2004		2003		2004		2003		2004	2003
MY FL	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0	56,140	***
MY MI	E&Y	0		0		0		0		0	0
MY NJ	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0	56,140	***
MY PA	D&T	945,000	*	485,500	*	5,610	**	4,800	**	0	56,140	***
S&P 500	D&T	945,000	*	485,500	*	5,800	**	5,400	**	0	56,140	***

*	Primarily related to examinations of internal controls and investment management performance returns at Affiliated Service Providers.
**	Primarily related to tax compliance services associated with reviewing the Fund’s tax returns.
***	Primarily associated with project management of non-financial systems implementations.

        Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
Fund		2004		2003
MY FL	D&T	13,278,706	†	18,700,837	†
MY MI	E&Y	7,183,600	††	2,317,000	††
MY NJ	D&T	13,278,706	†	18,700,837	†
MY PA	D&T	13,278,706	†	18,700,837	†
S&P 500	D&T	14,097,766	†	18,695,837	†

†	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.
††	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

16

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

17

Stockholder Proposals

        If a stockholder of any Fund intends to present a proposal at the 2006 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in April 2006, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by November 21, 2005. The By-Laws of S&P 500 require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the principal executive office of S&P 500 during the period from January 28, 2006 to February 27, 2006. In the case of the Funds other than S&P 500, the persons named as proxies in the proxy materials for the 2006 Annual Meeting of Stockholders for such of the Funds may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by February 4, 2006. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of MuniYield Florida Insured Fund MuniYield Michigan Insured Fund, Inc. MuniYield New Jersey Insured Fund, Inc. MuniYield Pennsylvania Insured Fund The S&P 500® Protected Equity Fund, Inc.

Dated: March 20, 2005

18

Exhibit A

        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

			Shares Outstanding as of the Record Date
Fund	Fiscal Year End	Meeting Time	Shares	AMPS
MY FL	10/31	2:40 PM	8,440,456	2,880
MY MI	10/31	3:00 PM	18,155,932	6,600
MY NJ	10/31	3:15 PM	8,767,782	2,940
MY PA	10/31	3:30 PM	11,472,447	4,080
S&P 500	9/30	3:45 PM	31,510,000	N/A

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	Number of Meetings Held*	Annual Fee($)	Per Meeting Fee($)**	Number of Meetings Held*	Annual Fee($)***	Per Meeting Fee($)**	Number of Meetings Held*	Aggregate Fee	Aggregate Fees and Expenses($)
MY FL	4	2,500	250	4	500	250	1	750	26,667
MY MI	4	2,500	250	4	500	250	1	750	26,667
MY NJ	4	2,500	250	4	500	250	1	750	26,667
MY PA	4	2,500	250	4	500	250	1	750	26,529
S&P 500	4	2,500	500	4	1,000	500	1	750	39,928

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.
†	Chairman of the Audit Committee receives an additional fee of 5,000 per year.

A-1

Information about 5% Beneficial Owners of Shares of Common Stock or AMPS

        The following table sets forth the beneficial ownership of the shares of S&P 500 Common Stock for each person known to be the beneficial owner of more than five percent of the shares of the Fund.

Shares of S&P 500 Beneficially Owned as of the Record Date (1)
Name and Address of Beneficial Owner	Number	Percent of Total
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Four World Financial Center,
12th Floor New York, New York		%(2)

(1)	Beneficial share ownership is determined pursuant to Rule 13d-3 under the Exchange Act. Accordingly, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote such security or the power to dispose of such security.

(2)	Based on Shares outstanding as of Record Date.

        MLPF&S has acted as a market maker in connection with the quotation of S&P 500 on the Nasdaq. From time to time in connection with its market making activities, MLPF&S has purchased and sold shares of S&P 500.

A-2

Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Burton	Doll	Hodrick	O’Brien	Walsh	Weiss
MY FL	2002	2005	1999	2004	2003	1998
MY MI	2002	2005	1999	2004	2003	1998
MY NJ	2002	2005	1999	2004	2003	1998
MY PA	2002	2005	1999	2004	2003	1998
S&P 500	2002	2005	1999	2004	2003	1999

Ownership of Shares of Common Stock and AMPS by Director Nominees as of the Record Date

        Information relating to the share ownership, if any, by the Director Nominees as of the Record Date is set forth in the chart below.

Director Nominee	Fund	Number of Shares of Common Stock	Number of AMPS	Aggregate Dollar Range of Equity in Each Fund	Aggregate Dollar Range of Securities in all MLIM/FAM-Advised Funds Overseen by each Director Nominee in the Merrill Lynch Family of Funds
Interested Director Nominee:
Robert C. Doll, Jr.	None	None	None	None	Over $100,000
Non-Interested Directors:
Donald W. Burton	None	None	None	None	Over $100,000
Laurie Simon Hodrick	None	None	None	None	$10,001-50,000
John F. O’Brien	None	None	None	None	None
David H. Walsh	None	None	None	None	Over $100,000
Fred G. Weiss	None	None	None	None	Over $100,000

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

Compensation Paid by Each Fund ($)*

	Burton	Hodrick	O’Brien	Walsh	Weiss**
MY FL	5,150	5,150	0	5,150	5,150
MY MI	5,150	5,150	0	5,150	5,150
MY NJ	5,150	5,150	0	5,150	5,150
MY PA	7,650	7,650	0	7,650	7,650
S&P 500

*	No pension or retirement benefits are accrued as part of Fund expenses.
**	Chairman of the Audit Committee.

B-1

        Set forth in the table below is information regarding the aggregate compensation paid by MLIM/FAM-advised funds to non-interested Directors for the year ended December 31, 2004.

Non-Interested Director	Aggregate Compensation Paid to Non-Interested Directors by MLIM/FAM-Advised Funds
Donald W. Burton	$195,500
Laurie Simon Hodrick	$195,500
John F. O’Brien	$ 20,915
David H. Walsh	$195,500
Fred G. Weiss*	$195,500

*	Chairman of the Audit Committee.

B-2

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**		Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (50)	President and Director of all Funds listed in this Combined Proxy Statement since 2005.		President of MLIM/FAM-advised funds since 2005; President of FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), since 2001; Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	114 registered investment companies consisting of 150 portfolios	None

William R. Bock (68)	Vice Presdent of MY PA since 1997.		Vice President of MLIM since 1989.	5 registered investment companies consisting of 5 portfolios	None

Donald C. Burke (44)	Vice President and Treasurer of: MY FL MY MI MY NJ MY PA S&P 500	Vice President/ Treasurer since: 1992/1999 1992/1999 1992/1999 1992/1999 1999/1999	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.	124 registered investment companies consisting of 163 portfolios	None

C-1

Name, Address* and Age of Officer	Position(s) Held and Length of Time Served**	Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds and Portfolios Overseen	Public Directorships
Theodore R. Jaeckel Jr. (44)	Vice President of MY NJ since 1997.	Director (Municipal Tax-Exempt Fund Management) of FAM since 1997; Vice President of FAM from 1991 to 1997.	6 registered investment companies consisting of 6 portfolios	None

Robert D. Sneeden (51)	Vice President of MY FL since 2002.	Vice President of MLIM since 1998; Assistant Vice President from 1994 to 1998.	3 registered investment companies consisting of 3 portfolios	None

Fred K. Steube (53)	Vice President of MY MI since 1995.	Vice President of MLIM since 1989.	4 registered investment companies consisting of 4 portfolios	None

Richard Vella (46)	Vice President of S&P 500 since 1995.	Senior Portfolio Manager and head of Global Index and Enhanced Index Products for Merrill Lynch Quantitative Advisors since 1999; Managing Director and head of Global Index and Enhanced Index Business at Bankers Trust from 1984 to 1999.	2 registered investment companies consisting of 2 portfolios	None

Kenneth A. Jacob (53)	Senior Vice President since 2002 of MY FL, MY MI, MY NJ and MY PA.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1984 to 1997.	37 registered investment companies consisting of 49 portfolios	None

John M. Loffredo (40)	Senior Vice President since 2002 of MY FL, MY MI, MY NJ and MY PA.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	37 registered investment companies consisting of 49 portfolios	None

Alice A. Pellegrino (44)	Secretary of all Funds listed in this Combined Proxy Statement since 2004.	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997.	123 registered investment companies consisting of 156 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

C-2

Exhibit D

CHARTER OF THE NOMINATING COMMITTEE

Organization

        The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

Responsibilities

        The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

Identification and Evaluation of Potential Nominees

        In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

D-1

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

        While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

Quorum

        A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

Nomination of Directors

        After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

Meetings

        The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 21, 2004

D-2

Exhibit A

MuniYield Florida Insured Fund
MuniYield Michigan Insured Fund, Inc.
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
The S&P 500® Protected Equity Fund, Inc.

D-3

COMMON SHARES

MUNIYIELD FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of shareholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 and Proposal 2 as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien and David H. Walsh

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD FLORIDA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of shareholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 and Proposal 2 as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares in the same proportion as votes cast by holders of Auction Market Preferred Shares who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 and Proposal 2 as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien and David H. Walsh

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD MICHIGAN INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Michigan Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 and Proposal 2 as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
    Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 and Proposal 2 as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien and David H. Walsh

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW JERSEY INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New Jersey Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and Proposal 2.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 and Proposal 2 as marked, or if not marked, to vote “FOR” Proposal 1 and Proposal 2, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by holders of Auction Market Preferred Stock who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Common Shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of shareholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1, Proposal 2 and Proposal 3 as marked, or if not marked, to vote “FOR” Proposal 1, Proposal 2 and Proposal 3, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., John F. O’Brien and David H. Walsh

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	REMOVAL OF FUNDAMENTAL INVESTMENT POLICY	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD PENNSYLVANIA INSURED FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Pennsylvania Insured Fund (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of shareholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1, Proposal 2 and Proposal 3 as marked, or if not marked, to vote “FOR” Proposal 1, Proposal 2 and Proposal 3, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss

2.	AMENDMENT OF FUNDAMENTAL INVESTMENT RESTRICTION	FOR |_|	AGAINST |_|	ABSTAIN |_|

3.	REMOVAL OF FUNDAMENTAL INVESTMENT POLICY	FOR |_|	AGAINST |_|	ABSTAIN |_|

4.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Shares in the same proportion as votes cast by holders of Auction Market Preferred Shares who have responded to this proxy solicitation.	Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE S&P 500® PROTECTED EQUITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of The S&P500® Protected Equity Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2005 at the annual meeting of stockholders of the Fund to be held on April 28, 2005 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
   Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________________, 2005

X _____________________________________________ Signature

X _____________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.